                                                                     EXHIBIT (b)

                           SECURITYHOLDERS' AGREEMENT


         THIS SECURITYHOLDERS' AGREEMENT is made as of April 5, 1999, by and among MGC Communications, Inc., a Nevada corporation (the "Company"), the Institutional Investors (as defined herein), and each of the securityholders from time to time a party hereto (the "Securityholders") (as amended from time to time, this "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement referred to below.

         The execution and delivery of this Agreement is a condition to the Institutional Investors' purchase of the Purchased Securities pursuant to that certain Securities Purchase Agreement dated the date hereof among the Company and the Institutional Investors (as amended from time to time, the "Purchase Agreement").

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

         Section 1.        Certain Definitions.

         "Board" means the Company's Board of Directors.

         "Institutional Investors" means those persons holding Purchased Securities.

         "Investor Designees" means those member(s) of the Board or Sub Board that have been designated by the Required Investor Approval.

         "Purchase Agreement" has the meaning given such term in the recitals.

         "Required Board Approval" means the majority vote or written consent of a majority of the directors of the Board or the Sub Board, as applicable, including the approval of the Investor Designee, or, if there is more than one Investor Designee, that Investor Designee that has been designated in writing by the Required Investor Approval as the person whose approval is necessary for purposes of this definition.

         "Required Investor Approval" means, at any time, the affirmative vote of the holders of more than fifty percent (50%) of the outstanding Purchased Securities held by the Institutional Investors at such time.

         "Subject Securities" has the meaning given to such term in Section 2 hereof.

         Section 2.        Board Composition.

                  (a) From and after the date hereof, and until the provisions of this Section 2 cease to be effective, each Securityholder and Institutional Investor shall vote all of its Common Stock and other voting securities of the Company over which such holder has voting control ("Subject Securities") and shall take all other necessary or desirable actions within its control (in its capacity as a securityholder or stockholder and, subject to any fiduciary obligation owed by such Securityholder or Institutional Investor to the Company, in its capacity as a director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that the following shall occur:

         (i) one representative designated by the Required Investor Approval (who shall initially be Paul Salem) shall be elected to the Board for a three-year term, and reelected for subsequent terms so long as this Agreement is in effect;

         (ii) subject to the limitation contained in Section 2(a)(viii), if the authorized number of directors on the Board has been increased to eight (8), then commencing on the date which is six (6) months after the effective date of such expansion of the Board, one additional representative designated by the Required Investor Approval and reasonably acceptable to the Company shall be elected to the Board;

         (iii) subject to the limitations contained in Section 2(a)(viii), if the authorized number of directors on the Board has been increased (A) to nine (9) prior to the election of the additional Investor Designee pursuant to Section 2(a)(ii) above, or (B) to ten (10) or higher at any time after the election of the additional Investor Designee pursuant to
                  Section 2(a)(ii) above, there shall be elected to the Board such number of additional Investor Designees (who must be reasonably acceptable to the Company), if any, as are necessary to result in the percentage representation by Investor Designees on the Board equaling at least the Institutional Investors' percentage ownership of outstanding Common Stock of the Company arising out of their ownership of
                  (x) shares of Series B Preferred (assuming the conversion of all outstanding shares of Series B Preferred) and (y) shares of Common Stock that have been issued on conversion of shares of Series B Preferred; provided, in no event shall the number of Investor Designees to the Board be less than one (1);

         (iv) the governing body of each of the Company's Subsidiaries (each a "Sub Board") shall have at least one Investor Designee;

         (v) any committees of the Board or a Sub Board (to the extent not yet created) shall be created only upon Required Board Approval and each committee shall have at least one Investor Designee;

         (vi) the removal from the Board or a Sub Board or any committee thereof without cause of any Investor Designee shall be conditional on the Required Investor Approval;

         (vii) in the event that any Investor Designee ceases to serve as a member of the Board or a Sub Board or any committee thereof during his term of office, the resulting vacancy on the Board or the Sub Board, and on each committee thereof, shall be filled by an Investor Designee;

         (viii) notwithstanding the provisions of Section 2(a)(ii) or (iii), an Investor Designee shall not be added to the Board if the number of Investor Designees on the Board resulting from such addition would exceed the whole number obtained by multiplying the Institutional Investors' percentage ownership of outstanding Common Stock of the Company arising out of their ownership of (x) shares of Series B Preferred (assuming the conversion of all outstanding Series B Preferred) and (y) shares of Common Stock that have been issued on conversion of shares of Series B Preferred by the total number of directors on the Board which would result from the addition of such Investor Designee (it being understood that for purposes of determining the whole number, any decimal beginning with 0-4 shall be rounded down to the nearest whole number and any decimal beginning with 5-9 shall be rounded up to the nearest whole number); and

         (ix) in no event shall the number of directors on the Board be less than five (5).

                  (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending (i) the meetings of the Board, any Sub Board and any committee thereof and (ii) any other meetings at the request of any Company or any of its Subsidiaries. So long as any Investor Designee serves on the Board or a Sub Board and for six years thereafter, the Company shall maintain directors and officers indemnity insurance coverage as currently in place or as otherwise approved by the Required Investor Approval, and the constituent documents of the Company and each of its Subsidiaries, as appropriate, shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

                  (c) If any party or parties fail(s) (but is otherwise entitled) to designate a representative to fill a directorship pursuant to the terms of this Section 2, the election of an individual to such directorship shall be accomplished in accordance with the Company's or the applicable Subsidiary's constituent documents and applicable law; provided that the parties shall take all necessary actions to remove such individual if the party or parties which failed (and are otherwise entitled) to designate such director so directs.

         Section 3. Approval of Transaction. In the event a meeting of the Company's stockholders is required under the General Corporation Law of the State of Nevada or otherwise, including under the regulations of the Nasdaq Stock Market (the "Nasdaq Rules"), for the approval of any aspect of the transactions contemplated by the Purchase Agreement, including the issuance of the Purchased Securities (the "Stockholder Approval"), (i) the Company shall promptly take all action necessary to convene a meeting of its stockholders in accordance with the Nevada General Corporation Law and the Company's Articles of Incorporation and By-laws, and shall provide to its stockholders all proxy materials required by the Nasdaq Rules and the regulations under the Securities Exchange Act of 1934, as amended, in order to obtain the Stockholder Approval and (ii) each Securityholder shall promptly take all necessary or desirable action within such Securityholder's control (including, without limitation, attendance at stockholders' meetings in person or by proxy for the purposes of obtaining a quorum and the execution of written consents in lieu of meetings) to ensure that all voting securities of the Company (including the Common Stock) over which such Securityholder has control shall be voted in favor of the Stockholder Approval.

         Section 4. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any of the Institutional Investors unless such modification, amendment or waiver is approved in writing by the Company and the Required Investor Approval. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         Section 5. Representations and Warranties of the Securityholders. Each Securityholder represents and warrants to each Institutional Investor (as to itself but not as to any other party) upon becoming a party hereto as follows:

                  (a) Authorization; No Breach. The execution, delivery and performance by such Securityholder of this Agreement has been duly authorized by or on behalf of such Securityholder. This Agreement constitutes a valid and binding obligation of such Securityholder, enforceable in accordance with its terms. The execution and delivery by such Securityholder of this Agreement, and the fulfillment of and compliance with the terms hereof by such Securityholder, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) result in a violation of, or (c) require any consent that has not been obtained or made of, from, with or to, any Person pursuant to, the constituent documents of such Securityholder, or any material agreement, instrument or other documents, or any applicable material requirement of law to which such Securityholder or any Affiliate is bound or to which any of such Persons or its assets is subject.

                  (b) Record Owner; Proxy. Such Securityholder (i) is the record owner of the number of Subject Securities set forth opposite its name on Schedule A attached to this Agreement and (ii) is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No Securityholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

         Section 6. Representations and Warranties of the Company. The Company represents and warrants to each Institutional Investor as follows:

                  (a) Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by or on behalf of the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, and the fulfillment of and compliance with the terms hereof by the Company, does not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) result in a violation of, or, (c) require any consent that has not been obtained or made of, from, with or to, any Person pursuant to, the constituent documents of the Company or any or its Subsidiaries, or any agreement, instrument or other document, or any applicable material requirement of law to which the Company or any of its Subsidiaries or any of its Affiliates is bound or to which any of such Persons or its assets is subject.

         Section 7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had not been contained herein.

         Section 8. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Institutional Investors and their respective successors and assigns; provided, that the Company may not assign any of its obligations under this Agreement without the Required Investor Approval. This Agreement shall be binding upon the Securityholders and Institutional Investors so long as they hold Subject Securities.

         Section 9. Counterparts; Fax Signatures. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Signatures sent by telecopy shall be deemed to constitute original signatures.

         Section 10. Remedies. Each party to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of the Agreement and that the Company or any Institutional Investor may in its sole discretion apply to any court of law or equity or competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         Section 11. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) or sent by telecopy to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule attached hereto or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, when delivery is confirmed by telecopy, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

                           MGC Communications, Inc.
                           3301 North Buffalo Drive
                           Las Vegas, Nevada  89129
                           Attention: Maurice J. Gallagher, Jr.
                           Facsimile: (702) 310-5715
                           Telephone: (702) 310-1000

         Section 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Rhode Island, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Rhode Island or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Rhode Island; provided that the General Corporation Law of the State of Nevada shall govern all issues concerning the voting of the Subject Securities.

         Section 13. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term "or" has the inclusive meaning represented by the term "and/or" and the term "including" is not limiting. All references as to "Sections", "Subsections", "Articles", "Schedules" and "Exhibits" shall be to Section, Subsections, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

         Section 14. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         Section 15. No Third Party Beneficiaries. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties hereto and their successors and permitted assigns.

         Section 16. Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         Section 17. Termination. This Agreement shall terminate upon the earlier to occur of (i) seven (7) years from the date hereof or (ii) the date upon which (A) less than one-third (1/3) of the number of shares of Series B Preferred initially issued remains outstanding and (B) the number of shares of Series B Preferred outstanding represents less than five percent (5%) of the outstanding Common Stock, assuming conversion of all outstanding shares of Series B Preferred.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                  MGC COMMUNICATIONS, INC.


                                  By:    /s/ Maurice J. Gallagher
                                     ------------------------------------------
                                  Name:  Maurice J. Gallagher
                                       ----------------------------------------
                                  Title: Chairman of the Board
                                        ---------------------------------------

                                  PROVIDENCE EQUITY PARTNERS III L.P.
                                  By:  Providence Equity Partners III L.L.C.,
                                       its general partner


                                  By:    /s/ Paul J. Salem
                                     ------------------------------------------
                                  Name:  Paul J. Salem
                                       ----------------------------------------
                                  Title: Managing Director
                                        ---------------------------------------


                                  J K & B CAPITAL III L.P.
                                  By: JK&B Capital L.L.C.
                                  Its: General Partner

                                  By:    /s/ David Kronfeld
                                     ------------------------------------------
                                  Name:  David Kronfeld
                                       ----------------------------------------
                                  Title: Manager
                                        ---------------------------------------


                                  WIND POINT PARTNERS III, L.P.


                                  By:    /s/ James P. TenBroek
                                     ------------------------------------------
                                  Name:  James P. TenBroek
                                       ----------------------------------------
                                  Title: Managing Director - Wind Point
                                        ---------------------------------------
                                         Investors, L.L.C., its general partner
                                        ---------------------------------------


                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:    /s/ Maurice J. Gallagher
                                             ----------------------------------
                                        Name:  Maurice J. Gallagher
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        Gallagher Stock Trust dated 4/2/94


                                        By:    /s/ Maurice J. Gallagher
                                             ----------------------------------
                                        Name:  Maurice J. Gallagher
                                              ---------------------------------
                                        Title: Trustee
                                             ----------------------------------



                                        By:
                                             ----------------------------------
                                        Name:
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                                        Title:
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                                        Gallagher Trust Dated 10/20/92


                                        By:    /s/ Maurice J. Gallagher
                                             ----------------------------------
                                        Name:  Maurice J. Gallagher
                                              ---------------------------------
                                        Title: Trustee
                                             ----------------------------------


                                        Gallagher Family Investment L.P.


                                        By:    /s/ Maurice J. Gallagher
                                             ----------------------------------
                                        Name:  Maurice J. Gallagher
                                              ---------------------------------
                                        Title: General Partner
                                             ----------------------------------


                                        Gallagher Corp.


                                        By:    /s/ Maurice J. Gallagher
                                             ----------------------------------
                                        Name:  Maurice J. Gallagher
                                              ---------------------------------
                                        Title: President
                                             ----------------------------------


                                        By:
                                             ----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:   /s/ Timothy P. Flynn
                                            -----------------------------------
                                        Name:  Timothy P. Flynn
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:   /s/ Timothy P. Flynn
                                            -----------------------------------
                                        Name:  Flynn Corp.
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------



                                        By:   /s/ Timothy P. Flynn
                                            -----------------------------------
                                        Name:  Flynn Family Investments, L.P.
                                             ----------------------------------
                                        Title: General Partner
                                              ---------------------------------



                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By: JK&B CAPITAL L.P.
                                            AND JK&B CAPITAL II, L.P.
                                        By: JK&B Management LLC
                                        Its: General Partner


                                        By:   /s/ David Kronfeld
                                            -----------------------------------
                                        Name: David Kronfeld
                                             ----------------------------------
                                        Title: Manager
                                              ---------------------------------

                                        JK&B Capital(2)


                                        By:   /s/ David Kronfeld
                                            -----------------------------------
                                        Name: David Kronfeld
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Boston Capital Ventures II, L.P.


                                        By:   /s/ David Kronfeld
                                            -----------------------------------
                                        Name: David Kronfeld
                                             ----------------------------------
                                        Title: General Partner
                                              ---------------------------------



                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:    /s/ Sean C. Warren
                                            -----------------------------------
                                        Name:  Sean C. Warren
                                             ----------------------------------
                                        Title: Attorney-in-Fact
                                              ---------------------------------

                                        Strategic Investment Partners Limited


                                        By: /s/ Sean C. Warren
                                            -----------------------------------
                                        Name: Sean C. Warren
                                             ----------------------------------
                                        Title: Director
                                              ---------------------------------

                                       S-C Phoenix Holdings, LLC


                                        By:   /s/ Thomas Neustaetter
                                            -----------------------------------
                                        Name:  Thomas Neustaetter
                                             ----------------------------------
                                        Title: Attorney-in-Fact
                                              ---------------------------------

                                        Winston Partners II LDC


                                        By:  /s/ Thomas Neustaetter
                                            -----------------------------------
                                        Name:  Thomas Neustaetter
                                             ----------------------------------
                                        Title: Manager
                                              ---------------------------------
                                        Winston Partners II LLC


                                        By:  /s/ Thomas Neustaetter
                                            -----------------------------------
                                        Name: Thomas Neustaetter
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
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                                        Name:
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                                        Title:
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                                        By:
                                            -----------------------------------
                                        Name:
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                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:
                                            -----------------------------------
                                        Name:
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                                        Title:
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                                        WIND POINT PARTNERS III L.P.
                                        By: Wind Point Investors, LLC, its
                                            general partner

                                        By:  /s/ James P. TenBroek
                                            -----------------------------------
                                        Name: James P. TenBroek
                                             ----------------------------------
                                        Title: Managing Director
                                              ---------------------------------



                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        By:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:    /s/ Robert L. Priddy
                                            -----------------------------------
                                        Name:  Robert L. Priddy
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:    /s/ Carol A. Priddy
                                            -----------------------------------
                                        Name:   Carol A. Priddy
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:  /s/ Hayden R. Fleming
                                            -----------------------------------
                                        Name:    Hayden and Ladonna Fleming
                                             ----------------------------------
                                        Title: Trustee         Revocable Trust.
                                              ---------------------------------



                                        By:  /s/ Hayden R. Fleming
                                            -----------------------------------
                                        Name: Circle F. Ventures, LLC
                                             ----------------------------------
                                        Title: Manager
                                              ---------------------------------



                                        By:   /s/ Hayden R. Fleming
                                            -----------------------------------
                                        Name:  Hayden R. Fleming, IRA
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:  /s/ Ladonna Fleming
                                            -----------------------------------
                                        Name: Ladonna Fleming  IRA
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                                        By:   /s/ Mitch Allee
                                            -----------------------------------
                                        Name:  M.H. Allee
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:   /s/ Nield J. Montgomery
                                            -----------------------------------
                                        Name:  Nield J. Montgomery
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:    /s/ John Boersma
                                            -----------------------------------
                                        Name:  John Boersma
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:    /s/ David S. Clark
                                            -----------------------------------
                                        Name:  David S. Clark
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
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                 [SIGNATURE PAGE TO SECURITYHOLDERS' AGREEMENT]

                    SCHEDULE A TO SECURITYHOLDERS' AGREEMENT

                                                                                         TOTAL NUMBER OF
                                                                                        SHARES OF COMMON
  STOCKHOLDER                            DETAIL                                             STOCK OWNED
  -----------                            ------                                             -----------

Maurice Gallagher                   Direct ownership - 22,500                                3,190,546
                                    Various trusts (1) - 1,478,146
                                    Gallagher Family
                                    Investments, LP - 1,650,000
                                    Gallagher Corp. - 39,900

Nield Montgomery                                                                               736,500

Timothy Flynn                       Direct ownership - 790,500                                 892,500
                                    Flynn Family Investments, LP
                                    - 60,000
                                    Flynn Corp. - 42,000

David Kronfeld                      JK&B Capital (2) - 968,143                               1,145,371
                                    Boston Capital Ventures III,
                                    L.P. - 171,428
                                    Direct ownership - 5,800

Thomas Neustaetter                  Strategic Investment                                       694,514
                                    Partners Limited - 342,858
                                    S-C Phoenix Holdings, LLC - 214,285
                                    Winston Partners II LDC - 85,714
                                    Winston Partners II LLC - 42,857
                                    Direct Ownership - 8,800

Wind Point Partners III                                                                        685,714
(Jim TenBroek)

Robert L./Carol A. Priddy                                                                      889,500

Hayden & Ladonna Fleming                                                                       140,369
Revocable Trust

Hayden Fleming IRA                                                                               4,000

Ladonna Fleming IRA                                                                              6,500

Circle F Ventures, LLC                                                                         664,400

Mitch Allee                                                                                    470,500

John Boersma                                                                                    64,000

                                                             TOTAL NUMBER OF
                                                             SHARES OF COMMON
     STOCKHOLDER              DETAIL                            STOCK OWNED
     -----------              ------                            -----------
Dave Clark                                                         13,620

                                         TOTAL:                 9,598,034
                             TOTAL OUTSTANDING:                17,205,614
                                    PERCENTAGE:                    55.78%




(1)  Gallagher Stock Trust dated 4/2/94
     Gallagher Trust dated 10/20/92

(2)  JK&B Capital, L.P.
     JK&B Capital II, L.P.